EXHIBIT 10.3

COLLATERAL AGREEMENT
dated as of
January 26, 2011
among
UCI INTERNATIONAL, INC.,
UCI HOLDINGS LIMITED,
THE GRANTORS
FROM TIME TO TIME PARTY HERETO
and
WILMINGTON TRUST FSB,
as Collateral Agent

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Schedules

Schedule I	Grantors
Schedule II.A	U.S. Grantor Pledged Stock
Schedule II.B	U.S. Grantor Pledged Debt Securities
Schedule II.C	Non-U.S. Grantor Pledged Stock
Schedule II.D	Non-U.S. Grantor Pledged Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

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     COLLATERAL AGREEMENT dated as of January 26, 2011 (this “Agreement”), among UCI INTERNATIONAL, INC., a corporation organized under the laws of the state of Delaware (as a successor by merger to UNCLE ACQUISITION 2010 CORP, the “Closing Date Borrower”), UCI HOLDINGS LIMITED, a New Zealand limited liability company (“Holdings”), the Grantors (as defined below) from time to time party hereto and Wilmington Trust FSB, as collateral agent (in such capacity, the “Collateral Agent”).
PRELIMINARY STATEMENT
          Reference is made to the Credit Agreement dated as of January 26, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among Uncle Acquisition 2010 Corp, UCI International, Inc., Holdings, UCI Acquisition Holdings (No. 1) Corp, UCI Acquisition Holdings (No. 2) Corp, the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).
          The Lenders have agreed to extend credit to the Borrowers, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers and Holdings, pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by the Closing Date Borrower, Holdings and each Grantor. Each Grantor is an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lender and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement, or in any notice delivered under this Agreement, and not otherwise defined herein have the meanings set forth in the Credit Agreement, as in effect on the date hereof. Terms defined herein by reference to the Credit Agreement have the meanings set forth in the Credit Agreement as in effect on the date hereof. Terms defined herein by reference to the First Lien Intercreditor Agreement (as such term is defined herein) shall have the meanings set forth in the First Lien Intercreditor Agreement if and when it is effective. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC. All references to the “Uniform Commercial Code” shall mean the New York UCC.
          (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Account Debtor” shall mean any Person who is or who may become obligated to any U.S. Grantor under, with respect to or on account of an Account.
          “Administrative Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement and shall include its successors in interest in such capacity.
          “Agreed Security Principles” shall have the meaning assigned to such term in the Credit Agreement.
          “Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Applicable Authorized Representative” shall mean (i) prior to the effectiveness of the First Lien Intercreditor Agreement, the Administrative Agent and (ii) upon the effectiveness of the First Lien Intercreditor Agreement, the “Applicable Authorized Representative” thereunder and as defined therein.
          “Article 9 Collateral” shall have the meaning assigned to such term in Section 3.01.
          “Borrowers” shall have the meaning assigned to such term in the Credit Agreement.
          “Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required to close by law.
          “Closing Date” shall have the meaning assigned to such term in the Credit Agreement.
          “Closing Date Borrower” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Collateral” shall mean the Article 9 Collateral and the Pledged Collateral and, where the context requires, any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Obligations.

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          “Collateral Accounts” shall mean the Controlled Deposit Accounts and the Controlled Securities Accounts.
          “Collateral Agent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Commercial Tort Action” shall mean any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the U.S. Grantors, that is commenced by a U.S. Grantor in which such U.S. Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $5,000,000.
          “Control” shall have the following meanings:
          (a) when used with respect to any Security or Security Entitlement, that the Collateral Agent shall have met one of the requirements for control specified in New York UCC Section 8-106; and
          (b) when used with respect to any Deposit Account, that the Collateral Agent shall have met one of the requirements for control specified in New York UCC Section 9-104.
          “Controlled Deposit Account” shall mean a Deposit Account of a U.S. Grantor that is subject to the Collateral Agent’s Control.
          “Controlled Securities Account” shall mean a Securities Account of a U.S. Grantor that is maintained in the name of such U.S. Grantor at an office of a Securities Intermediary located in the United States and, together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Grantor, the Collateral Agent and such Securities Intermediary.
          “Copyright License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in effect, granting any right to any third Person under any copyright now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license, or granting any right to such U.S. Grantor under any copyright now or hereafter owned by any third Person, and all rights of such U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
          “Copyrights” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending

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applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.
          “Credit Agreement” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Default” shall have the meaning assigned to such term in the Credit Agreement.
          “Deposit Account Control Agreement” shall mean, with respect to any Deposit Account of any U.S. Grantor, an agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative and such U.S. Grantor among such U.S. Grantor, the Collateral Agent and the relevant Depositary Bank establishing the Collateral Agent’s Control with respect to such Deposit Account.
          “Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.
          “Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of any jurisdiction within the United States of America.
          “Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.
          “Event of Default” shall mean (i) prior to the effectiveness of the First Lien Intercreditor Agreement, any “Event of Default” under and as defined in the Credit Agreement and (ii) upon the effectiveness of the First Lien Intercreditor Agreement, an “Event of Default” as defined therein.
          “Excluded Subsidiary” shall have the meaning assigned to such term in the Credit Agreement.
          “Federal Securities Laws” shall have the meaning assigned to such term in Section 4.04.
          “First Lien Intercreditor Agreement” shall have the meaning assigned to such term in the Credit Agreement.
          “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.
          “General Intangibles” shall mean “General Intangibles” under, and as defined in, the New York UCC and shall include Intellectual Property.
          “Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

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          “Grantors” shall mean the U.S. Grantors and the Non-U.S. Grantors.
          “Holdings” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “Intellectual Property” shall mean, with respect to any U.S. Grantor, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such U.S. Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
          “Intercreditor Arrangements” shall mean the First Lien Intercreditor Agreement and any other document that is designated by the Loan Parties’ Agent and the Applicable Authorized Representative as an intercreditor agreement, in each case as amended, novated, supplemented, restated, replaced or modified from time to time.
          “Issuing Bank” shall have the meaning assigned to such term in the Credit Agreement.
          “L/C Exposure” shall have the meaning assigned to such term in the Credit Agreement.
          “Letter of Credit” shall have the meaning assigned to such term in the Credit Agreement.
          “Lenders” shall have the meaning assigned to such term in the preliminary statement to this Agreement.
          “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any U.S. Grantor is a party, including those listed on Schedule III.
          “Lien” shall mean, with respect to any asset, (i) any mortgage, trust declared for the purpose of creating a security interest in an asset, lien, pledge, encumbrance, charge or security interest in or on such asset and (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing).
          “Loan Documents” shall mean (i) (x) prior to the effectiveness of the First Lien Intercreditor Agreement, the “Loan Documents” as defined in the Credit Agreement and (y) upon the effectiveness of the First Lien Intercreditor Agreement, the “Secured Credit Documents” as defined therein and (ii) any other document designated by the Loan Parties’ Agent and the Applicable Authorized Representative as a Loan Document.

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          “Loan Parties” shall mean (i) prior to the effectiveness of the First Lien Intercreditor Agreement, the “Loan Parties” as defined in the Credit Agreement and (ii) upon the effectiveness of the First Lien Intercreditor Agreement, the “Grantors” as defined therein.
          “Loan Parties’ Agent” shall mean the Closing Date Borrower.
          “Loans” shall have the meaning assigned to such term in the Credit Agreement.
          “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Non-U.S. Grantors” shall mean Holdings and any Foreign Subsidiary that becomes a party to this Agreement as a Non-U.S. Grantor after the date hereof (and shall not include any Person which has been released from its obligations under this Agreement in accordance with Section 5.14).
          “Non-U.S. Grantor Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(b).
          “Non-U.S. Grantor Pledged Stock” shall have the meaning assigned to such term in Section 2.01(b).
          “Obligations” shall mean (i) prior to the effectiveness of the First Lien Intercreditor Agreement, the “Obligations” as defined in the Credit Agreement and (ii) upon the effectiveness of the First Lien Intercreditor Agreement, the “First Lien Obligations” as defined therein.
          “Patent License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in effect, granting to any third Person any right to make, use or sell any invention on which a patent, now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license, is in existence or granting to any U.S. Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third Person, is in existence, and all rights of any U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale all Inventory now or hereafter covered by such licenses.
          “Patents” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (i) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor office or any similar office in any other country), including those listed on Schedule III, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof,

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and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
          “Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Grantors.
          “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.
          “Pledged Collateral” shall have the meaning assigned to such term in Section 2.01(b).
          “Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(b).
          “Pledged Securities” shall mean any promissory notes, stock certificates, limited or unlimited liability membership certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
          “Pledged Stock” shall have the meaning assigned to such term in Section 2.01(b).
          “Responsible Officer” of any Person shall mean any executive officer or the chief financial officer, principal accounting officer, treasurer or controller of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.
          “Restrictive Agreement” shall have the meaning assigned to such term in Section 3.01(d).
          “Secured Parties” shall mean (i) prior to the effectiveness of the First Lien Intercreditor Agreement, the “Secured Parties” as defined in the Credit Agreement and (ii) upon the effectiveness of the First Lien Intercreditor Agreement, the “First Lien Secured Parties” as defined therein.
          “Securities Account Control Agreement” shall mean, when used with respect to a Securities Account of a U.S. Grantor, an agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative and such U.S. Grantor among the relevant Securities Intermediary, such U.S. Grantor and the Collateral Agent establishing the Collateral Agent’s Control with respect to such Securities Account.
          “Security Documents” shall mean this Agreement and each other agreement, instrument or other document entered into in favor of the Collateral Agent or

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the Collateral Agent and any of the Secured Parties, for the purposes of securing any of the Obligations.
          “Security Interest” shall have the meaning assigned to such term in Section 3.01.
          “Specified Assets” means the following property and assets of each Grantor:
          (a) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (i) Liens thereon cannot be perfected by the filing of financing statements under the New York UCC or by the filing and recordation thereof in the United States Patent and Trademark Office or (ii) the New York UCC is not applicable to the creation and perfection of Liens thereon;
          (b) Collateral for which the perfection of Liens thereon requires filing in, or other actions under, the laws of jurisdictions outside of the United States (or any political subdivision thereof);
          (c) Copyrights and Copyright Licenses to the extent that (i) Liens thereon cannot be perfected by the filing and acceptance thereof in the United States Copyright Office or (ii) the New York UCC is not applicable to the creation or perfection of Liens thereon; and
          (d) Contracts, Accounts or Receivables on which the United States government or any department, agency or instrumentality thereof is the obligor, and property or assets subject to any rights reserved in favor of the United States government as required under applicable law.
          “Subsidiary” shall mean any subsidiary of Holdings.
          “subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (ii) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Solely for the purposes of this definition, “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the term “controlled” shall have meanings correlative thereto.
          “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, assessments, fees, withholdings or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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          “Trademark License” shall mean, with respect to any U.S. Grantor, any written license agreement of such U.S. Grantor with any Person, now or hereafter in effect, granting to any third Person any right to use any trademark now or hereafter owned by such U.S. Grantor or that such U.S. Grantor otherwise has the right to license, or granting to such U.S. Grantor any right to use any trademark now or hereafter owned by any third Person, and all rights of any U.S. Grantor under any such agreement, subject to the terms of any such license agreement and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
          “Trademarks” shall mean, with respect to any U.S. Grantor, all of the following now owned or hereafter acquired by such U.S. Grantor: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar office in any State of the United States or in any other country (except for “intent-to-use” applications for trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and all extensions or renewals thereof, including those listed on Schedule III, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.
          “U.S. Grantors” shall mean the Closing Date Borrower and the Domestic Subsidiaries listed under the heading “U.S. Grantors” in Schedule I and any other Domestic Subsidiary that becomes a party to this Agreement as a U.S. Grantor after the date hereof (and shall not include any Person which has been released from its obligations under this Agreement in accordance with Section 5.14).
          “U.S. Grantor Pledged Collateral” shall have the meaning assigned to such term in Section 2.01(a).
          “U.S. Grantor Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01(a).
          “U.S. Grantor Pledged Stock” shall have the meaning assigned to such term in Section 2.01(a).
ARTICLE II
Pledge of Securities
          SECTION 2.01. Pledge. (a) Pledge by U.S. Grantors. As security for the payment or performance, as the case may be, in full of the Obligations, each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns,

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for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such U.S. Grantor’s right, title and interest in, to and under (i)(A) the Equity Interests in any Subsidiary of such U.S. Grantor owned by such U.S. Grantor on the date hereof (including all such Equity Interests listed on Schedule II.A), (B) any other Equity Interests in any Subsidiary of such U.S. Grantor obtained in the future by such U.S. Grantor and (C) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “U.S. Grantor Pledged Stock”); provided, however, that this clause (i) shall be subject to the Agreed Security Principles and the U.S. Grantor Pledged Stock shall not include (w) more than 65% of the issued and outstanding voting Equity Interests in any Subsidiary of such U.S. Grantor that is a “controlled foreign corporation” within the meaning of the Code or a Foreign Subsidiary Holding Company, (x) to the extent applicable law requires that any Subsidiary of such U.S. Grantor issue directors’ qualifying shares, such shares, (y) any Equity Interests of any Subsidiary of such U.S. Grantor to the extent that, as of the date hereof and for so long as, such a pledge of such Equity Interests would violate an effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding on such Equity Interests or (z) any Equity Interests of any Subsidiary of such U.S. Grantor acquired after the date hereof if, to the extent that and for so long as (I) a pledge of such Equity Interests would violate applicable law or any effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding upon such Equity Interests and (II) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests, (ii)(A) the debt securities held by such U.S. Grantor on the date hereof (including all such debt securities listed opposite the name of such U.S. Grantor on Schedule II.B), (B) any debt securities in the future issued to or otherwise acquired by any such U.S. Grantor and (C) any promissory notes (which may be global notes) and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “U.S. Grantor Pledged Debt Securities”), (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(a), (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed belonging to such U.S. Grantor in respect of, in exchange for or upon the conversion of, and all other Proceeds belonging to such U.S. Grantor received in respect of, the securities referred to in clauses (i) and (ii) above, (v) subject to Section 2.06, all rights and privileges of such U.S. Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “U.S. Grantor Pledged Collateral”).
          (b) Pledge by Non-U.S. Grantors. As security for the payment or performance, as the case may be, in full of the Obligations, each Non-U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Non-U.S. Grantor’s right, title and interest in, to and under

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(i)(A) the Equity Interests in any Domestic Subsidiary of such Non-U.S. Grantor owned by such Non-U.S. Grantor on the date hereof (including all such Equity Interests listed on Schedule II.C), (B) any other Equity Interests in any Domestic Subsidiary of such Non-U.S. Grantor obtained in the future by such Non-U.S. Grantor and (C) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Non-U.S. Grantor Pledged Stock” and, together with the U.S. Grantor Pledged Stock, the “Pledged Stock”); provided, however, that this clause (i) shall be subject to the Agreed Security Principles and the Non-U.S. Grantor Pledged Stock shall not include (w) to the extent applicable law requires that any Domestic Subsidiary of such Non-U.S. Grantor issue directors’ qualifying shares, such shares, (x) any Equity Interests in any Domestic Subsidiary of such Non-U.S. Grantor to the extent that, as of the date hereof and for so long as, such a pledge of such Equity Interests would violate an effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding on such Equity Interests, (y) any Equity Interests in any Domestic Subsidiary of such Non-U.S. Grantor acquired after the date hereof if, and to the extent that, and for so long as (I) a pledge of such Equity Interests would violate applicable law or any effective contractual obligation (other than a contractual obligation between or among Holdings and/or one or more Subsidiaries) binding upon such Equity Interests and (II) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests or (z) any Equity Interests in any Excluded Subsidiary, (ii)(A) the debt securities of any Domestic Subsidiary of such Non-U.S. Grantor held by such Non-U.S. Grantor on the date hereof (including all such debt securities listed opposite the name of such Non-U.S. Grantor on Schedule II.D), (B) any debt securities of any Domestic Subsidiary of such Non-U.S. Grantor in the future issued to or otherwise acquired by any such Non-U.S. Grantor and (C) any promissory notes (which may be global notes) and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Non-U.S. Grantor Pledged Debt Securities” and, together with the U.S. Grantor Pledged Debt Securities, the “Pledged Debt Securities”), (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01(b), (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed belonging to such Non-U.S. Grantor in respect of, in exchange for or upon the conversion of, and all other Proceeds belonging to such Non-U.S. Grantor received in respect of, the securities referred to in clauses (i) and (ii) above, (v) subject to Section 2.06, all rights and privileges of such Non-U.S. Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above, and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above, together with the U.S. Grantor Pledged Collateral, the “Pledged Collateral”).
          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

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          SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities promptly after the acquisition thereof; provided, however, that such Grantor shall have no obligation to deliver any Pledged Debt Securities in an outstanding principal amount equal to $3,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the Applicable Authorized Representative) or less.
          (b) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock or note powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Applicable Authorized Representative and the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may at the written direction of the Applicable Authorized Representative reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments and documents as the Collateral Agent may at the written direction of the Applicable Authorized Representative reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached to, and shall supplement, Schedule II and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities.
          SECTION 2.03. Representations, Warranties and Covenants. Each Grantor, jointly with the other Grantors and severally, represents, warrants and covenants to the Collateral Agent, for the benefit of the Secured Parties, that:
          (a) Schedule II sets forth as of the date hereof a true and complete list, with respect to such Grantor, of (i) all Equity Interests owned by such Grantor and required to be pledged hereunder and the percentage of the issued and outstanding shares of each class of such Equity Interests of the issuer thereof represented by such Pledged Stock and owned by such Grantor and (ii) all of the Pledged Debt Securities of such Grantor;
          (b) the Pledged Stock and, to the knowledge of such Grantor, the Pledged Debt Securities of such Grantor have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable, and (ii) in the case of Pledged Debt Securities, to the knowledge of such Grantor, are legal, valid and binding obligations of the issuers thereof;
          (c) except for the security interests granted hereunder (or otherwise permitted under the Loan Documents), each Grantor (i) is and, subject to any transfers made in compliance with the Loan Documents, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all

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Liens, subject to any Liens permitted under the Loan Documents and (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than assignments, pledges, hypothecations or transfers made in compliance with the Loan Documents;
          (d) except for restrictions and limitations imposed or permitted by the Loan Documents or restrictions and limitations imposed by securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
          (e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Lien created or permitted by the Loan Documents), however arising, of all Persons whomsoever;
          (f) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and
          (g) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein, and all action by any Grantor necessary to perfect the Lien on the Pledged Collateral has been duly taken.
          SECTION 2.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each Grantor shall not vote to enable or take any other action to cause any Subsidiary thereof that is an issuer of any interest pledged hereunder in any limited liability company or limited partnership that is not represented by a certificate and is not a “security” (within the meaning of Article 8 of the New York UCC) as of the date hereof to elect or otherwise take any action to cause such pledged limited liability company or limited partnership interest to be represented by a certificate or be treated as a security for purposes of the New York UCC; provided, however, that, notwithstanding the foregoing, any such Subsidiary may take any such action if the applicable Grantor notifies the Collateral Agent in writing of any such election or action and, in such event, takes all steps necessary or advisable as requested by the Collateral Agent (at the written direction of the Applicable Authorized Representative) to establish the Collateral Agent’s Control thereof before taking any such action.

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          SECTION 2.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing and the Applicable Authorized Representative has so directed, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications material to the interests of the Secured Parties received by it with respect to Pledged Collateral. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
          SECTION 2.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent, acting at the written direction of the Applicable Authorized Representative, shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement or an equivalent default section of any other Loan Document (it being understood that the Applicable Authorized Representative shall provide the Collateral Agent with notice of such an Event of Default)):
     (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that would materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement and the other Loan Documents or the ability of the Secured Parties to exercise the same.
     (ii) The Collateral Agent, acting at the written direction of the Applicable Authorized Representative, shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.
     (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents

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and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). Notwithstanding the foregoing, this paragraph (iii) shall not apply to dividends between or among the Loan Parties and any Domestic Subsidiaries consisting only of property subject to a perfected security interest under this Agreement; provided, however, that the Loan Parties’ Agent, on behalf of the applicable Loan Parties, notifies the Collateral Agent and the Applicable Authorized Representative in writing, specifically referring to this Section 2.06 at the time of such dividend and take any actions required by law or reasonably requested by the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) to ensure the continuance of its perfected security interest in such property under this Agreement.
          (b) Upon the occurrence and during the continuance of an Event of Default of which the Collateral Agent has received written notice from the Applicable Authorized Representative, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Applicable Authorized Representative a certificate of a Responsible Officer to that effect, the Collateral Agent shall promptly, after receiving written notice from the Applicable Authorized Representative that all such

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Events of Default have been cured or waived, return to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 to the extent any amounts remain in such account.
          (c) Upon the occurrence and during the continuance of an Event of Default of which the Collateral Agent has received written notice from the Applicable Authorized Representative, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 2.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall from time to time following and during the continuance of an Event of Default, at the written direction of the Applicable Authorized Representative, permit the Grantors to exercise such rights; provided further that after all Events of Default have been cured or waived, and the Collateral Agent shall have received from the Applicable Authorized Representative a certificate of a Responsible Officer of the Loan Parties’ Agent to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.
          (d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraphs (b) and (c) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent acting at the written direction of the Applicable Authorized Representative) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
ARTICLE III
Security Interests in Personal Property
          SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all of such U.S. Grantor’s right, title or interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any

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time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all cash and Deposit Accounts;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all General Intangibles, including Intellectual Property;

(vii)	all Instruments;

(viii)	all Inventory;

(ix)	all other Goods;

(x)	all Investment Property;

(xi)	all Letter-of-Credit Rights;

(xii)	all Commercial Tort Claims constituting Commercial Tort Actions and listed on Schedule 10 of the Perfection Certificate as updated from time to time (including any further Commercial Tort Actions provided in accordance with Section 3.09);

(xiii)	all books and records pertaining to the Article 9 Collateral; and

(xiv)	to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.
          (b) Each U.S. Grantor hereby irrevocably authorizes the Applicable Authorized Representative at any time and from time to time to file on behalf of the Collateral Agent in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Applicable Authorized Representative determines, including by indicating the Article 9 Collateral as “all assets” of such U.S. Grantor or words of similar effect (including describing any significant exclusions to the Article 9 Collateral), and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such U.S. Grantor is an organization, the type of organization and any

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organizational identification number issued to such U.S. Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each U.S. Grantor agrees to provide such information to the Collateral Agent and the Applicable Authorized Representative promptly upon request.
          Each U.S. Grantor also ratifies its authorization for the Applicable Authorized Representative to file on behalf of the Collateral Agent in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          The Applicable Authorized Representative is further authorized to file on behalf of the Collateral Agent with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each U.S. Grantor in the Trademarks, Copyrights or Patents owned by such U.S. Grantor and naming such U.S. Grantor or the U.S. Grantors as debtors and the Collateral Agent as secured party.
          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any U.S. Grantor with respect to or arising out of the Article 9 Collateral (other than the duties expressly created hereunder).
          (d) Notwithstanding anything herein to the contrary, the foregoing provisions of this Article III shall be subject to the Agreed Security Principles and in no event shall the Security Interest attach to, and “Article 9 Collateral” shall not include, (i) any contract, agreement or license (each, a “Restrictive Agreement”) to which any U.S. Grantor is a party or any of its rights or interests thereunder to the extent and for so long as the grant of the Security Interest shall constitute or result in (A) the unenforceability, abandonment or invalidation of any material right of such U.S. Grantor thereunder or (B) a breach or termination pursuant to the terms of, or a default under, any such Restrictive Agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law of similar effect); provided that the Security Interest shall attach immediately at such time as the condition causing such unenforceability, abandonment or invalidation shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in (A) or (B), including any proceeds of such contract or agreement, (ii) any asset or property that is owned by any U.S. Grantor as of the date hereof or that is purchased or otherwise acquired in accordance with the terms of the Loan Documents and subject to a Lien permitted by the Loan Documents or effective contractual restriction (other than a contractual restriction between or among Holdings and/or one or more Subsidiaries thereof) if the terms of such Lien or contractual restriction would prohibit the grant of a Lien in such assets or property under this Agreement; provided, however, that such U.S. Grantor shall use commercially reasonable

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efforts to obtain consent to granting such a Lien hereunder if the relevant asset or property is material and seeking such consent will not adversely affect the business of such U.S. Grantor or its commercial relationships, (iii) any vehicle covered by a certificate of title or ownership, (iv) any Letter of Credit Rights to the extent any U.S. Grantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (v) assets as to which the Applicable Authorized Representative shall determine in its reasonable discretion in consultation with the Loan Parties that the costs of obtaining a security interest therein (including any material tax costs to the Loan Parties taken as a whole) is excessive in relation to the benefit accruing to the Secured Parties, (vi) any property excluded from the definition of Pledged Collateral by virtue of the proviso to Section 2.01(a)(i) hereof, (vii) any property to the extent that the grant of a security interest over such property would conflict with the fiduciary duties of the directors of the relevant U.S. Grantor or contravene any legal prohibition or result in a risk of personal or criminal liability on the part of any officer; provided, however, that such U.S. Grantor shall use commercially reasonable efforts to overcome any such obstacle and (viii) any property to the extent that the Applicable Authorized Representative reasonably determines in consultation with the Loan Parties that the grant of a security interest over such property would result in a material tax cost to the relevant U.S. Grantor.
          SECTION 3.02. Representations and Warranties. Each U.S. Grantor, jointly with the other U.S. Grantors and severally, represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that:
          (a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and the representations and warranties made by such U.S. Grantor as Loan Party in Sections 3.01 (Organization; Powers), 3.02 (Authorization), 3.03 (Enforceability), 3.06 (No Material Adverse Change), 3.09 (Litigation; Compliance with Laws), 3.10 (Agreements), 3.19 (Security Documents) and 3.22 (Solvency) of the Credit Agreement are true and accurate with respect to such U.S. Grantor and this Agreement.
          (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Applicable Authorized Representative based upon the information provided to the Applicable Authorized Representative, the Collateral Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Section 2 of the Perfection Certificate (or specified by notice from the Loan Parties’ Agent on behalf of the Loan Parties to the Applicable Authorized Representative after the Closing Date in the case of filings, recordings or registrations required by Section 5.06 or 5.12 of the Credit Agreement), which are all the filings, recordings and registrations

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(other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of, and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of, all Article 9 Collateral (excluding the Specified Assets) in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative), and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, has been delivered to the Applicable Authorized Representative (with a copy to the Collateral Agent) for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of, and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of, all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest as required pursuant to the terms of this Agreement with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights acquired or developed after the date hereof).
          (c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a fully executed short form agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative) with the United States Patent and Trademark Office

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and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.
          (d) The Article 9 Collateral is owned by the U.S. Grantors free and clear of any Lien, except for Liens permitted under the Loan Documents. No U.S. Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any U.S. Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment in which any U.S. Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to the Loan Documents. No Grantor holds any Commercial Tort Actions except as indicated on the Perfection Certificate.
          SECTION 3.03. Covenants. (a) Each U.S. Grantor agrees promptly to notify the Collateral Agent and the Applicable Authorized Representative in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each U.S. Grantor agrees promptly to provide the Collateral Agent and the Applicable Authorized Representative with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each U.S. Grantor agrees not to effect or permit any change referred to in the preceding sentence unless it promptly makes, or causes to be made, all filings under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral.
          (b) Each U.S. Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such U.S. Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, in accordance with the Agreed Security Principles, following an Event of Default, promptly to prepare and deliver to the Collateral Agent and the Applicable Authorized Representative a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent and the Applicable Authorized Representative showing the identity, amount and location of any and all material Article 9 Collateral.
          (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement,

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the Loan Parties’ Agent, on behalf of the Loan Parties, shall deliver to the Collateral Agent and the Applicable Authorized Representative a certificate executed by a Responsible Officer of the Loan Parties’ Agent certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) containing a description of the Article 9 Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 3.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).
          (d) Each U.S. Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Document.
          (e) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent, acting at the written direction of the Applicable Authorized Representative, may from time to time reasonably request, in accordance with the Agreed Security Principles, to better assure, obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount in excess of $3,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the Applicable Authorized Representative) payable to any U.S. Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, together with an undated instrument of transfer duly executed in blank in a manner satisfactory to the Collateral Agent.
          Without limiting the generality of the foregoing, each U.S. Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the U.S. Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item that constitutes registered or applied for Copyrights, Copyright Licenses, issued or applied for Patents, Patent Licenses, registered or applied for Trademarks (except for “intent-to-use” applications for trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051) or Trademark Licenses acquired by the U.S. Grantor after the date hereof; provided that the Collateral Agent shall only supplement Schedule III at the written direction of the Applicable Authorized Representative; provided, however, that any U.S. Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent and the Applicable Authorized Representative in writing of any inaccuracy (i) with respect to such supplement or additional schedule or (ii) of the representations and warranties made by

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such U.S. Grantor hereunder with respect to such Collateral. Each U.S. Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral to the extent provided herein within 60 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.
          (f) The Collateral Agent, acting at the written direction of the Applicable Authorized Representative, shall have the right to discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the Loan Documents, and shall pay for the maintenance and preservation of the Article 9 Collateral to the extent any U.S. Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document, and each U.S. Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization (such reasonable expenses being additional Obligations secured hereby); provided, however, that nothing in this paragraph shall be interpreted as excusing any U.S. Grantor from the performance of, or imposing any obligation on the Collateral Agent, the Applicable Authorized Representative or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
          (g) Each U.S. Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each U.S. Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.
          (h) No U.S. Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as permitted by the Loan Documents. No U.S. Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Loan Documents.
          (i) No U.S. Grantor shall, without the Collateral Agent’s prior written consent (acting at the written direction of the Applicable Authorized Representative), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent

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and standard practice used in industries that are the same as or similar to those in which such U.S. Grantor is engaged or as otherwise permitted under the Loan Documents.
          (j) Each U.S. Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such U.S. Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such U.S. Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any U.S. Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any U.S. Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the U.S. Grantors to the Collateral Agent and shall be additional Obligations secured hereby.
          (k) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent and the Applicable Authorized Representative, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.
          SECTION 3.04. Covenants Regarding Intellectual Property Collateral. (a) Each U.S. Grantor will be required to register (or to take other commercially reasonable actions with respect to) Security Interests in Intellectual Property owned by such U.S. Grantor and required to be pledged hereunder solely in the United States, provided, however, that, with respect to Intellectual Property owned by any U.S. Grantor that is material to the Loan Parties taken as a whole, to the extent the registration of a Security Interest in (or the taking of any other commercially reasonable actions with respect to) such Intellectual Property in any other jurisdiction is necessary to ensure that the Secured Parties would be able to realize upon the value of the relevant Intellectual Property in the event of an enforcement action hereunder, such U.S. Grantor shall be required to register such Security Interest or take such other actions in such other jurisdiction (provided that such jurisdiction is a jurisdiction in which one or more Loan Parties are organized at such time) as the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) may reasonably request, taking into account the cost to the Loan Parties of such registration in relation to the benefit accruing to the Secured Parties, it being understood that on the Closing Date no U.S. Grantor shall be required to register or take such other actions with respect to any of its Intellectual Property outside of the United States.
          (b) Each U.S. Grantor agrees that it will not, and will use commercially reasonable efforts not to permit any of its licensees to, do any act, or omit to do any act,

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whereby any Patent that is material to the conduct of such U.S. Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent to mark such products with the relevant patent number to the extent it determines necessary and sufficient using commercially reasonable business judgment to establish and preserve its maximum rights under applicable patent laws.
          (c) Each U.S. Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees, for each Trademark material to the conduct of such U.S. Grantor’s business, to (i) maintain such Trademark in full force, free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent it determines necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.
          (d) Each U.S. Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a Copyright material to the conduct of such U.S. Grantor’s business that it publishes, displays and distributes, use appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.
          (e) Each U.S. Grantor shall notify the Collateral Agent and the Applicable Authorized Representative promptly if it knows that any Patent, Trademark or Copyright material to the conduct of such U.S. Grantor’s business is reasonably likely to become abandoned, lost or dedicated to the public other than by expiration, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such U.S. Grantor’s ownership of any such Patent, Trademark or Copyright or its right to register, keep or maintain the same.
          (f) Each U.S. Grantor shall (i) inform the Collateral Agent and the Applicable Authorized Representative, each year, at or prior to the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, of each material Patent acquired in its own name with the United States Patent and Trademark Office or any similar office in any other country, each registration of any material Trademark with the United States Patent and Trademark Office or any similar office in any other country and each registration of any material Copyright with the United States Copyright Office or any similar office in any other country acquired in its own name during the preceding calendar year and (ii) upon the reasonable request of the Collateral Agent (acting at the written direction of the Applicable Authorized Representative), execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright. Each U.S. Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute

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and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
          (g) Each U.S. Grantor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office or any similar office in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark or Copyright (and obtaining the relevant grant or registration) material to the conduct of such U.S. Grantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright, in each case, that is material to the conduct of such U.S. Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any U.S. Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
          (h) In the event that any U.S. Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of its business has been or is about to be infringed, misappropriated or diluted by a third Person, such U.S. Grantor promptly shall notify the Collateral Agent and the Applicable Authorized Representative and shall, if consistent with good business judgment, promptly contact such third Person, and if necessary or advisable in such Grantor’s reasonable business judgment, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.
          (i) Upon the occurrence and during the continuance of an Event of Default, each U.S. Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License, and each other material License, to effect the assignment of all such U.S. Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee in accordance with Section 4.01(a).
          SECTION 3.05. Deposit Accounts. As of the date hereof, no U.S. Grantor has any Deposit Accounts other than the accounts listed on Schedule 11 of the Perfection Certificate. Each applicable U.S. Grantor shall execute and deliver, and cause the applicable Depositary Bank to execute and deliver, to the Collateral Agent a Deposit Account Control Agreement with respect to each such Deposit Account, other than any Deposit Account with an average daily balance of less than $100,000 (and such other Deposit Account as the Applicable Authorized Representative may reasonably otherwise agree to exclude), within 90 days after the Closing Date or such longer period as the Applicable Authorized Representative may agree (in its absolute discretion). Except as the Applicable Authorized Representative may reasonably agree otherwise, no U.S. Grantor shall hereafter establish or maintain any Deposit Account unless such U.S. Grantor executes and delivers, and causes the applicable Depositary Bank to execute and deliver, to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account as promptly as practicable after the establishment of such Deposit

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Account (and in any event within 90 days of the establishment of such Deposit Account or such longer period as the Applicable Authorized Representative may agree (in its absolute discretion)). The provisions of this Section 3.05 shall not apply to any Deposit Account as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in New York UCC Section 4-104). No U.S. Grantor shall grant Control over any Deposit Account to any Person other than the Collateral Agent other than in connection with a security interest permitted by the Loan Documents.
          SECTION 3.06. Security Entitlements and Investment Property. As of the date hereof, no U.S. Grantor has any Securities Accounts other than the accounts listed on Schedule 12 of the Perfection Certificate. Each applicable U.S. Grantor shall execute and deliver, and cause the applicable Securities Intermediary to execute and deliver, to the Collateral Agent a Securities Account Control Agreement with respect to each such Securities Account within 90 days after the Closing Date or such longer period as the Applicable Authorized Representative may agree (in its absolute discretion). Except as the Applicable Authorized Representative may reasonably agree otherwise, no U.S. Grantor shall hereafter establish or maintain any Securities Account unless such U.S. Grantor executes and delivers, and causes the applicable Securities Intermediary to execute and deliver, to the Collateral Agent a Securities Account Control Agreement with respect to such Securities Account as promptly as practicable after the establishment of such Securities Account (and in any event within 90 days of the establishment of such Securities Account or such longer period as the Applicable Authorized Representative may agree (in its absolute discretion)). No U.S. Grantor shall grant Control over any Securities Account to any Person other than the Collateral Agent other than in connection with a security interest permitted by the Loan Documents. Except to the extent otherwise provided in Article II, if any U.S. Grantor shall at any time hold or acquire any certificated securities, such U.S. Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent, acting at the written direction of the Applicable Authorized Representative, may from time to time specify. If any securities now or hereafter acquired by any U.S. Grantor are uncertificated and are issued to such U.S. Grantor or its nominee directly by the issuer thereof, such U.S. Grantor shall promptly notify the Collateral Agent and the Applicable Authorized Representative thereof and, at the Applicable Authorized Representative’s request and option, pursuant to an agreement in form and substance satisfactory to the Applicable Authorized Representative, cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of the relevant U.S. Grantor or its nominee.
          SECTION 3.07. Covenants Regarding Collateral Accounts. (a) The applicable U.S. Grantor represents and warrants that, upon the execution of a Deposit Account Control Agreement, the Collateral Agent will have a first priority perfected security interest in the Deposit Account subject to such agreement (except with respect to Liens and rights of the relevant Depositary Bank that are permitted pursuant to the Loan Documents). The Collateral Agent agrees (and the Applicable Authorized Representative is deemed to have agreed) with each U.S. Grantor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any such

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Deposit Account or give any notice of sole or exclusive control unless an Event of Default has occurred and is continuing. The Collateral Agent also agrees to withdraw any such notice of sole or exclusive control and promptly release to the relevant U.S. Grantor funds collected or held by the Collateral Agent as a result of the exercise of sole or exclusive control to the extent such funds have not been applied pursuant to Section 4.02, following the receipt by the Applicable Authorized Representative and the Collateral Agent of a certificate of a Responsible Officer of the Loan Parties’ Agent certifying that such Event of Default has been cured or waived.
          (b) The applicable U.S. Grantor represents and warrants that, upon the execution of a Securities Account Control Agreement, the Collateral Agent will have a first priority perfected security interest in the Securities Account subject to such agreement (except with respect to Liens and rights of the relevant Securities Intermediary that are permitted pursuant to the Loan Documents). The Collateral Agent agrees (and the Applicable Authorized Representative is deemed to have agreed) with each U.S. Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any Securities Intermediary with respect to such account, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such U.S. Grantor or give any notice of sole or exclusive control over any accounts subject to the Collateral Agent’s Control, unless an Event of Default has occurred and is continuing. The Collateral Agent also agrees to withdraw any such notice of sole or exclusive control and promptly release to the relevant U.S. Grantor funds or Financial Assets collected or held by the Collateral Agent as a result of the exercise of sole or exclusive control to the extent such Financial Assets have not been applied pursuant to Section 4.02, following receipt by the Applicable Authorized Representative and the Collateral Agent of a certificate of a Responsible Officer of the Loan Parties’ Agent certifying that such Event of Default has been cured or waived.
          (c) If an Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all investments held therein and (iii) withdraw any amounts held therein and apply such amounts as provided pursuant to Section 4.02.
          (d) If an Event of Default shall have occurred and be continuing and if immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.
          SECTION 3.08. Letter-of-Credit Rights. In the case of any Letter-of-Credit Rights of any U.S. Grantor in any letter of credit exceeding $3,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the

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Applicable Authorized Representative) in value in existence on the date hereof or acquired following the Closing Date, such U.S. Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated Person thereon to the assignment of the proceeds of such letter of credit in accordance with Section 5-114(c) of the New York UCC, pursuant to an agreement in form and substance reasonably satisfactory to the Applicable Authorized Representative.
          SECTION 3.09. Commercial Tort Actions. All Commercial Tort Actions of each U.S. Grantor in existence on the date of this Agreement, known to such U.S. Grantor after reasonable inquiry, are described in Schedule 10 of the Perfection Certificate. If any U.S. Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $5,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the Applicable Authorized Representative), such U.S. Grantor shall promptly notify the Collateral Agent and the Applicable Authorized Representative thereof in a writing signed by such U.S. Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Applicable Authorized Representative.
          SECTION 3.10. Instruments. If any U.S. Grantor shall at any time hold or acquire any Instruments with a value in excess of $3,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the Applicable Authorized Representative) such U.S. Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) may from time to time specify.
          SECTION 3.11. Electronic Chattel Paper and Transferable Records. If any U.S. Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) with a value in excess of $3,000,000 (or such greater amount as may be reasonably approved, and notified to Holdings, by the Applicable Authorized Representative) such U.S. Grantor shall promptly notify the Collateral Agent and the Applicable Authorized Representative thereof and, at the request of the Collateral Agent (acting at the written direction of the Applicable Authorized Representative), shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under Section 9-105 of the New York UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such U.S. Grantor that the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) will arrange, pursuant to procedures satisfactory to the Applicable Authorized Representative and so long as such procedures will not result in

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the Collateral Agent’s loss of control, for the U.S. Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the New York UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such U.S. Grantor with respect to such Electronic Chattel Paper or transferable record.
ARTICLE IV
Remedies
          SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent or any Person designated by the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable U.S. Grantor to the Collateral Agent, for the benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent (acting at the written direction of the Applicable Authorized Representative) shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it or the Applicable Authorized Representative deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal

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which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
          The Collateral Agent shall give each applicable Grantor no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. Subject to pre-existing licenses, at any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it or the Applicable Authorized Representative shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again in accordance with the provisions of this Section 4.01. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose under this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
          In the event of a foreclosure or other exercise of remedies against the Collateral by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of

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the Collateral sold at any such sale or other disposition, to use and apply any of the Obligations as a credit to be applied to the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition.
          The Collateral Agent may act through agents and attorneys-in-fact in the performance of its duties under this Section 4.01 and shall be entitled to seek the written direction of the Applicable Authorized Representative prior to taking any action hereunder.
          SECTION 4.02. Application of Proceeds. The Collateral Agent shall promptly transfer the proceeds, moneys or balances of any collection, sale, foreclosure or other realization upon any Collateral, as well as any Collateral consisting of cash, to the Applicable Authorized Representative for application (i) prior to the effectiveness of the First Lien Intercreditor Agreement, in accordance with Section 9.20 of the Credit Agreement or (ii) upon the effectiveness of the First Lien Intercreditor Agreement, in accordance with the terms thereof. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the consideration by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
          SECTION 4.03. Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time and only for so long as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each U.S. Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such U.S. Grantor), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such U.S. Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent (acting at the written direction of the Applicable Authorized Representative), only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance with this Section 4.03 shall be binding upon each U.S. Grantor notwithstanding any subsequent cure of an Event of Default.
          SECTION 4.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”), with respect to any disposition of the Pledged Collateral

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permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that, in light of such restrictions and limitations, the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale, whether or not a registration statement for the purpose of registering such Pledged Collateral or any part thereof shall have been filed under the Federal Securities Laws, and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent or the Applicable Authorized Representative, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single potential purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
ARTICLE V
Miscellaneous
          SECTION 5.01. Notices. All communications and notices hereunder shall be in writing and shall be delivered by hand or overnight courier, mailed by certified or registered mail or sent by fax, as follows:
          (a) if to the Closing Date Borrower, Holdings or any other Grantor, to it at UCI Holdings Limited, Level 25, Citigroup Centre, 2 Park St, Sydney NSW 2000, Australia, Attention of Helen Golding (Fax No. +64 9366—6263), E-mail: helen.golding@rankgroup.co.nz; with a copy to Keith Zar, Vice President and General Counsel, UCI International, Inc., 14601 Highway 41 North, Evansville, Indiana 47725 (Office No. 812-867-4289, Fax No. 812-867-4157), E-mail: kzar@ucinc.com;

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          (b) if to the Collateral Agent, to it at Wilmington Trust FSB, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention of Renee Kuhl — Rank/UCI Management (Fax No. 612-217-5651), E-mail: rkuhl@wilmingtontrust.com;
          (c) if to the Administrative Agent, to Credit Suisse AG, One Madison Avenue, New York, NY 10010, Attention of Sean Portrait — Agency Manager (Fax No. 212-322-2291), E-mail: agency.loanops@credit-suisse.com; and
          (d) if to any other Applicable Authorized Representative, to the address specified in the First Lien Intercreditor Agreement.
          All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to among Holdings, the Closing Date Borrower, the other Grantors and the Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person. All notices and other communications to be given to or by the Collateral Agent hereunder or otherwise received or given by the Collateral Agent in its capacity as such shall be given concurrently to the Applicable Authorized Representative in accordance with this Section 5.01.
          SECTION 5.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall, to the fullest extent permitted by applicable law, be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.
          SECTION 5.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the execution and delivery

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of the applicable Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.
          SECTION 5.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no such Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by the Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Loan Party that is a party hereto and may be amended, modified, supplemented, waived or released with respect to any such Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
          SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
          SECTION 5.06. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent or the Applicable Authorized Representative may deem necessary within the scope of the powers granted to it hereunder to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and

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prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) subject to pre-existing licenses with third-party counterparties, to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith as determined by a court of competent jurisdiction by final and nonappealable judgment.
          SECTION 5.07. Applicable Law. THIS AGREEMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 5.08. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Applicable Authorized Representative, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

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          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties party hereto with respect to which such waiver, amendment or modification is to apply.
          SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.
          SECTION 5.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 5.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 5.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 5.13. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or Federal court of the

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United States of America, sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction.
          (b) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 5.13. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          (d) Each Grantor hereby irrevocably designates and appoints the Closing Date Borrower as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Collateral Agent, the Administrative Agent, any Issuing Bank or any Lender in any Federal or state court in the State of New York. Each Grantor hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to the Closing Date Borrower, with written notice of said service to such Person at the address above shall be effective service of process for any action, suit or proceeding brought in any such court.
          SECTION 5.14. Termination or Release. (a) This Agreement, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate, and the Grantors shall automatically be released from their obligations hereunder, when all the Obligations (excluding contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

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          (b) A Grantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Grantor shall be automatically released (i) upon the release of the guarantee of such Grantor of the Obligations in accordance with the Loan Documents, (ii) to the extent necessary to enable such Grantor to consummate any merger, amalgamation, consolidation or sale of all or substantially all assets, to or with any Person that is not and is not required to become a Grantor under any Loan Document, in each case to the extent not prohibited under the Loan Documents (or in respect of which all necessary consents or waivers are granted) and (iii) to the extent necessary to facilitate the assumption by a successor in interest to the obligations of a Grantor in accordance with the terms of the Loan Documents.
          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Loan Documents to any Person that is not (and is not required to be) a Grantor party hereto, or, upon the effectiveness of any written consent under any Loan Document to the release of the Security Interest granted hereby in any Collateral, the Security Interest in such Collateral shall be automatically released.
          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and such other documents that such Grantor shall reasonably request (including any releases requested by such Grantor in connection with any factoring or similar arrangements) to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.14 shall be without recourse to, or representation or warranty by, the Collateral Agent or any Secured Party. Without limiting the provisions of Section 6.07, the Loan Parties shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 5.14.
          SECTION 5.15. Additional Subsidiaries. Any Subsidiary that after the date hereof is required to guarantee or otherwise become a party hereto pursuant to Section 5.12 of the Credit Agreement shall enter into this Agreement as a U.S. Grantor or a Non-U.S. Grantor, as applicable, upon becoming a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement substantially in the form of Exhibit A hereto or such other form as shall be approved by the Applicable Authorized Representative acting reasonably, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
          SECTION 5.16. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all

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Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 5.16 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.
ARTICLE VI
Collateral Agent
          SECTION 6.01. Exculpatory Provisions. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein, in the other Security Documents and in Article VIII of the Credit Agreement. Without limiting the generality of the foregoing, the Collateral Agent:
     (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;
     (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Security Document or applicable law;
     (iii) shall not, except as expressly set forth herein, in the other Security Documents and in Article VIII of the Credit Agreement, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Grantor or its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;
     (iv) shall not be liable for any action taken or not taken by it (x) with the consent or at the request of the Applicable Authorized Representative or (y) in the absence of its own bad faith, gross negligence or wilful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment (or settlement tantamount thereto). The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until notice describing such Event of Default is given to the Collateral Agent by the Applicable Authorized Representative;

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     (v) shall not be responsible for or have any duty to ascertain or inquire into (u) any statement, warranty or representation made in or in connection with this Agreement or any other Security Document, (v) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (w) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (x) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (y) the value or the sufficiency of any Collateral, or (z) the satisfaction of any condition set forth in any Security Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent; and
     (vi) may conclusively rely on any certificate of Holdings or any other Grantor provided pursuant to this Agreement.
          SECTION 6.02. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for Holdings, the Applicable Authorized Representative or counsel of their choice), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          SECTION 6.03. Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.
          SECTION 6.04. Resignation of Collateral Agent. The Collateral Agent may, and upon written instructions from the Applicable Authorized Representative shall, at any time give notice of its resignation as Collateral Agent under this Agreement and the other Security Documents to the Applicable Authorized Representative and Holdings. Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right, with the prior consent of Holdings (which consent shall not be unreasonably withheld and shall not be required upon the occurrence of an Event of Default that is continuing), to appoint a successor, which shall be a bank with an office in

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the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Applicable Authorized Representative (and, if required, approved by Holdings) and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above, or, if none is appointed within 30 days, may petition a court of competent jurisdiction to appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify Holdings and the Applicable Authorized Representative that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Security Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Security Documents, the retiring Collateral Agent shall continue to hold such collateral security solely for purposes of maintaining the perfection of the security interests of the Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to the Applicable Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring (or retired) Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Security Documents (if not already discharged therefrom as provided above in this Section). After the retiring Collateral Agent’s resignation hereunder, the provisions of Section 6.07 of this Agreement and Article VIII of the Credit Agreement shall continue in effect for the benefit of such retiring Collateral Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent. Upon any notice of resignation of the Collateral Agent hereunder and under the other Security Documents, Holdings and the Closing Date Borrower agree to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the Security Documents to the successor Collateral Agent. In addition, the retiring (or retired) Collateral Agent agrees to execute any documents required by applicable law to give effect to the transfer of its duties and obligations at the sole expense of Holdings and the Grantors.
          SECTION 6.05. Non-Reliance on Collateral Agent and Other Secured Parties. Each Secured Party (other than the Collateral Agent) acknowledges that it has, independently and without reliance upon the Collateral Agent, the Applicable Authorized Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Secured Party also acknowledges that it will, independently and without reliance upon the

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Collateral Agent, the Applicable Authorized Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
          SECTION 6.06. Collateral Matters. Each of the Secured Parties irrevocably authorizes and instructs the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent under this Agreement and to release any Grantor from its obligations under this Agreement, in each case in accordance with Section 5.14 of this Agreement.
          SECTION 6.07. Collateral Agent’s Fees and Expenses; Indemnification. (a) The Grantors agree, jointly and severally, to pay all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent in connection with the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated). The Grantors also agree to pay all documented and out-of-pocket expenses incurred by the Collateral Agent in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents (including in connection with any restructuring or “work-out”, whether or not consummated).
          (b) No provision of this Agreement, any other Security Document or any other Loan Document shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement, any other Security Document or any other Loan Document or the exercise of any of its rights or powers hereunder or thereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability (including an advance of moneys necessary to perform work or to take the action requested) is not reasonably assured to it and the Collateral Agent may decline to act unless it receives indemnity satisfactory to it in its sole discretion (including an advance of moneys necessary to take the action requested). The Collateral Agent shall be under no obligation or duty to take any action under this Agreement, any other Security Document or any other Loan Document or otherwise if taking such action (i) could reasonably be expected to subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) could reasonably be expected to require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.
          (c) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent (which, for the purposes of this Section, the Security Documents and any Intercreditor Arrangements, shall include its officers, directors, employees, agents, delegates and counsel) against, and to hold the Collateral Agent harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against the Collateral Agent arising out of, in any way connected with, or as a result of, the execution, delivery or

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performance of this Agreement, the other Security Documents, any Intercreditor Arrangement or any agreement or instrument contemplated hereby or thereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not the Collateral Agent is a party thereto (and regardless of whether such matter is initiated by a third party or by the Loan Parties or other Subsidiaries); provided that such indemnity shall not, as to the Collateral Agent, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment (or settlement tantamount thereto) to have resulted from the bad faith, gross negligence or wilful misconduct of the Collateral Agent. To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against the Collateral Agent, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Security Documents, the First Lien Intercreditor Agreement or any agreement or instrument contemplated hereby or thereby.
          (d) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Security Document or the resignation or removal of the Collateral Agent.
          SECTION 6.08. No Obligation With Respect to Perfection. Notwithstanding anything contained herein or in any other Security Document or any other Loan Document to the contrary, the Collateral Agent shall be authorized to (but shall not be responsible for) filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or monitoring or maintaining the perfection of any security interest in the Collateral. Holdings and the applicable Grantor shall take all action as may be necessary or required in order to perfect the Liens created by this Agreement and the other Security Documents and to maintain perfected security interests. When required by law to ensure their continued effectiveness, Holdings and the applicable Grantor shall continue all financing statements, charges or other registrations which have been filed or registered to perfect the Liens created by this Agreement and the other Security Documents. The Collateral Agent shall have no liability to the Applicable Authorized Representative or any other Secured Party in the event that Holdings or the applicable Grantor fails to take the actions required to perfect and maintain perfection of the Liens granted or to be granted under this Agreement or any other Security Document.
          SECTION 6.09. Rights of Collateral Agent; Care of Collateral. Notwithstanding anything to the contrary herein:
          (a) The Collateral Agent shall have no duty to act, consent or request any action of the Grantors or any other Person in connection with this Agreement (including all schedules and exhibits attached hereto) unless the Collateral Agent shall have received written direction from the Applicable Authorized Representative.

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          (b) The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith, except to the extent of the Collateral Agent’s bad faith, gross negligence or wilful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment (or settlement tantamount thereto). Neither any Secured Party nor any of its Related Parties shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not otherwise impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and none of the Collateral Agent, any Secured Party or any of their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent of their bad faith, gross negligence or wilful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment (or settlement tantamount thereto).
          SECTION 6.10. Effect of First Lien Intercreditor Agreement. In the event that the First Lien Intercreditor Agreement is executed and delivered in accordance with Section 6.01(n) of the Credit Agreement, upon the effectiveness of the First Lien Intercreditor Agreement, this Article VI shall be superseded by the provisions of Sections 4.03 to 4.11 of the First Lien Intercreditor Agreement and shall cease to have effect.
[Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

UCI HOLDINGS LIMITED,
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

and witnessed by

	Name:	/s/ Karen Mower
Address: Sydney, Australia
Occupation: Lawyer

AIRTEX INDUSTRIES, LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

AIRTEX PRODUCTS, LP
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

ASC HOLDCO, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

CHAMPION LABORATORIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

UCI ACQUISITION HOLDINGS (NO. 1) CORP,
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary
[Signature Page to Collateral Agreement]

UCI ACQUISITION HOLDINGS (NO. 2) CORP,
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary
[Signature Page to Collateral Agreement]

UCI INTERNATIONAL, INC.,
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

UCI—AIRTEX HOLDINGS, INC.,
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

UCI—WELLS HOLDINGS, L.L.C
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

UNITED COMPONENTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

WELLS MANUFACTURING, L.P.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

ASC INDUSTRIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

UCI PENNSYLVANIA, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
[Signature Page to Collateral Agreement]

WILMINGTON TRUST FSB, as Collateral Agent,
by	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President
[Signature Page to Collateral Agreement]

Schedule I to the
Collateral Agreement
GRANTORS
UCI Holdings Limited
UCI Acquisition Holdings (No. 1) Corp
UCI Acquisition Holdings (No. 2) Corp
UCI International, Inc.
United Components, Inc.
Airtex Industries, LLC
Airtex Products, LP
ASC Holdco, Inc.
ASC Industries, Inc.
Champion Laboratories, Inc.
UCI—Airtex Holdings, Inc.
UCI Pennsylvania, Inc.
UCI—Wells Holdings, L.L.C.
Wells Manufacturing, L.P.

Schedule II.A to
the Collateral Agreement
U.S. GRANTOR PLEDGED STOCK

		Number and	Percentage
	Registered	Class of	of Equity
Issuer	Owner	Equity Interest	Interests

UCI Acquisition Holdings (No.2) Corp	UCI Acquisition Holdings (No. 1) Corp	1,000 Common Shares	100%

UCI International, Inc.	UCI Acquisition Holdings (No.2) Corp	1,000 Common Shares	100%

United Components, Inc.	UCI International, Inc.	1,000 Common Shares	100%

Airtex Products, S.A.	United Components, Inc.	N/A	65%

UCI-Wells Holdings, L.L.C.	United Components, Inc.	N/A	100%

UCI Investments, L.L.C.	United Components, Inc.	N/A	65%

Champion Laboratories, Inc.	United Components, Inc.	100 Common Shares	100%

UCI Pennsylvania, Inc.	United Components, Inc.	100 Common Shares	100%

Wells Manufacturing, L.P.	UCI-Wells Holdings, L.L.C.	General Partnership Interest	1%

Wells Manufacturing, L.P.	United Components, Inc.	Limted Partnership Interest	99%

Talleres Mecanicos Montserrat, S.A. de C.V.	United Components, Inc.	16,249.35 shares	65% Class I Common

		13,577,671.9 shares	65% Class II Common

		265,515.25 shares

		9,117,907.5 shares

Fuel Filter Technologies, Inc.	Champion Laboratories, Inc.	65 Common Shares	65%

Schedule II.A to
the Collateral Agreement

		Number and	Percentage
	Registered	Class of	of Equity
Issuer	Owner	Equity Interest	Interests

Filtros Champion	Champion Laboratories, Inc.	Ampara 1 parte social con	64.805%

Laboratories, S. de R.L. de C.V. (Mexico) (fka International Development Company, S.A. de C.V.)		valor de $1,949.35 Pesos (Fixed Capital) ____________ Ampara 1 parte social con valor de $38,330,195.8 Pesos (Variable Capital)	_______________ 65%

Filtros Champion Sales de Mexico, S. de R.L. de C. V.	Champion Laboratories, Inc.	Ampara 1 parte social con valor de $1,949.35 Pesos (Fixed Capital	64.805%

Champion Laboratories (Europe) Limited	Champion Laboratories, Inc.	1,056.9 shares	65%

Champion International Automotive (Hong Kong) Holding Co., Limited (fka Champion International Filter (Hong Kong) Holding Co., Limited)	Champion Laboratories, Inc.	650 Shares	65%

Wells Mexico Holdings Corp	Wells Manufacturing, L.P.	650 Commoon Shares	65%

UCI — Airtex Holdings, Inc.	United Components, Inc.	1,000 Common Shares	100%

Airtex Industries, LLC	UCI — Airtex Holdings, Inc.	N/A	100%

Airtex Products, LP	Airtex Industries, LLC	General Partnership Interest	1%

Airtex Products, LP	UCI — Airtex Holdings, Inc.	Limited Partnership Interest	99%

Airtex Tianjin Auto Parts Holding Company Limited	Airtex Products, LP	650 Shares	65%

ASC Holdco, Inc.	United Components, Inc.	1000 Common Shares	100%

Schedule II.A to
the Collateral Agreement

		Number and	Percentage
	Registered	Class of	of Equity
Issuer	Owner	Equity Interest	Interests

ASC Industries, Inc.	ASC Holdco, Inc.	9,732 Common shares	100%

ASC International Incorporated	ASC Industries, Inc.	520 Common Shares	65%

Schedule II.B to
the Collateral Agreement
U.S. GRANTOR PLEDGED DEBT SECURITIES
1. $167,416,702 note originally between Airtex Products, LP and United Components, Inc.
2. $190,262,000 note originally between Champion Laboratories, Inc. and United Components, Inc.
3. $97,054,000 note originally between Wells Manufacturing L.P. and United Components, Inc.

Schedule II.C to
the Collateral Agreement
NON-U.S. GRANTOR PLEDGED STOCK

			Number and
	Number of	Registered	Class of	Percentage
Issuer	Certificate	Owner	Equity Interest	of Equity Interests

UCI Acquisition Holdings (No. 1) Corp	2	UCI Holdings Limited	1,000 Common Shares	100%

Schedule II.D to
the Collateral Agreement
NON-U.S. GRANTOR PLEDGED DEBT SECURITIES
None.

SCHEDULE III1
U.S. COPYRIGHTS OWNED BY AIRTEX PRODUCTS, LP
U.S. Copyright Registrations

Title	Reg. No.

Airtex water pumps and water outlets : for all cars and trucks : catalog.	CSN0014909

Airtex fuel pumps.	CSN0019439

Airtex “safe-line” new disc brake pads and new brake shoes : for all cars and trucks : catalog.	CSN0019444

Airtex Products : catalog : [for the automobile manufacturer and the replacement market].	CSN0014905

Airtex thermal fan clutches, radiator caps, thermostats, gaskets and seals : for all cars and trucks : catalog.	CSN0014907

Airtex : catalog	CSN0023916

Safe-Line brake parts : passenger cars, trucks, import cars : catalog.	CSN0031177

Fuel pumps and fuel filters : electric & mechanical, domestic & import, carbureted & fuel injected applications : catalog AX106, 1992.	TX3151956

Airtex water pumps, fan clutches & water outlets : catalog WP-36, 1992.	TX3338268

Airtex Safe-Line disc brake pads catalog : SFA92.	TX3481683

Airtex water pumps, fan clutches & water outlets : catalog WP-38, 1994.	TX3815076

[1]	If a given U.S. Grantor is not identified in this Schedule III as (i) an owner of a U.S. Copyright registration; U.S. Copyright application; non-U.S. Copyright registration; non-U.S. Copyright application; U.S. Patent; U.S. Patent application; non-US Patent; non-U.S. Patent application; U.S. Trademark registration; U.S. Trademark application; non-U.S. Trademark registration; non-U.S. Trademark application; or state Trademark registration, or (ii) as a party to a License, such U.S. Grantor does not own any such Intellectual Property item or is not a party to any License, respectively.

Schedule II.D to
the Collateral Agreement

Title	Reg. No.

Airtex fuel injection cleaning system.	TX3877714

Fuel pumps and fuel filters : electric & mechanical, domestic & import, carbureted & fuel injected applications : catalog AX108, 1993.	TX3881775

Airtex Safe-Line disc brake pads : catalog SFA95.	TX3994319

Fuel pumps, in-tank assemblies, and fuel filters : catalog AX110, 1995.	TX4006900

Airtex water pumps, fan clutches & water outlets : catalog WP-40, 1996.	TX4232988

Airtex water pumps, fan clutches & water outlets : catalog WP-98A, 1998.	TX4770141

Airtex water pumps, fan clutches & water outlets : WP-99SA.	TX5080762

Master Domestic & Import Water Pumps, Fan Clutches, Water Outlets Supplement :WP99SM	TX5089837

Water pumps, fan clutches & water outlets, 2000 : catalog WP-2000A	TX5264461

Master Domestic and import fuel pumps and assemblies, fuel filters	TX5465063

Airtex fuel pumps, in tank assemblies & fuel filters	TX5465064

Domestic and import fuel pumps for carburated and fuel injected systems	TX5485561

Airtex water pumps, fan clutches & water outlets : catalog WP-2002A.	TX5731362

Airtex fuel pumps, in-tank assemblies, and fuel filters : supplement to catalog AX02.	TX5759730

Airtex fuel pumps, in-tank assemblies and fuel filters : supplement to catalog AX02, updated August 2003.	TX5859970

Schedule II.D to
the Collateral Agreement

Title	Reg. No.

Water pumps, fan clutches & water outlets : catalog WP-2004A.	TX5963579

Airtex AX05 electric and mechanical fuel pumps, in-tank assemblies and fuel strainers.	TX6254531

Airtex 2007 fuel pumps, in-tank assemblies & fuel strainers : catalog AX07.	TX6458740

Schedule II.D to
the Collateral Agreement
LICENSES
I. Licenses/Sublicenses of Airtex Products, LP as Licensee/Sublicensee on Date Hereof
A. Patents
U.S. Patents

	Date of
Licensor Name	License/
and Address	Sublicense	Issue Date	Patent No.

MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	3/9/1999	5,880,551
U.S. Patent Applications

Licensor Name	Date of License/
and Address	Sublicense	Date Filed	Application No.

MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	3/28/2007	Filed under PTC Application WO07113436A1
Non-U.S. Patents

	Licensor Name	Date of License/	Issue	Non-U.S.
Country	and Address	Sublicense	Date	Patent No.

France	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	7/4/2008	FR2899396

France	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	4/24/1998	2754953

Japan	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	8/6/2008	10-215560

Korea	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	6/2/2005	97-53456

Schedule II.D to
the Collateral Agreement

	Licensor Name	Date of License/	Issue	Non-U.S.
Country	and Address	Sublicense	Date	Patent No.

Europe (Germany, Netherlands, Italy, United Kingdom, France, Spain, Switzerland)	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	5/2/2003	EP0949747
Non-U.S. Patent Applications

	Licensor Name	Date of License/	Date
Country	and Address	Sublicense	Filed	Application No.

PCT Application (Europe, Japan, South Korea, China)	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	3/28/2007	WO07113436A1

Europe	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	Published 12/17/2008	EP 2002531

Korea	MMT SA Case Postale 4763, CH-6304 Zug, Switzerland	7/9/2009	Published 1/23/2009	KR 2009009835

Schedule II.D to
the Collateral Agreement
ARTICLE VIIII. Licenses/Sublicenses of Champion Laboratories, Inc. as Licensee/Sublicensee on Date Hereof
A. Trademarks
U.S. Trademarks

Licensor Name	Date of License/
and Address	Sublicense	U.S. Mark	Reg. Date	Reg. No.

Royal Purple One Royal Purple Lane Porter, TX 77365	8/27/2008	Royal Purple	N/A	N/A
The Armor All/STP Products Company 1221 Broadway Oakland, CA 94612 The Clorox	7/1/2009	STP (Word Mark) STP Logo	N/A	N/A
International Company 1221 Broadway Oakland, CA 94612

Schedule II.D to
the Collateral Agreement
PATENTS OWNED BY AIRTEX PRODUCTS, LP
U.S. Patents

Patent No.	Issue Date
5,908,020	6/1/1999
5,908,286	6/1/1999
5,961,293	10/5/1999
6,102,011	8/15/2000
6,179,577	1/30/2001
6,240,904	6/5/2001
6,413,039	7/2/2002
6,718,952	4/13/2004
6,830,439	12/14/2004
6,837,219	1/4/2005
7,156,080	1/2/2007
7,263,978	9/4/2007
7,406,954	8/5/2008
7,722,344	5/25/2010
Patent Cooperation Treaty Application

Application No.	Application Date
PCT/US2003/022212	7/17/2003

Schedule II.D to
the Collateral Agreement
PATENTS OWNED BY CHAMPION LABORATORIES, INC.
U.S. Patents

Patent No.	Issue Date
5,125,940	6/30/1992
5,772,881	6/30/1998
6,117,311	9/12/2000
6,544,412	4/8/2003
6,585,887	7/1/2003
6,645,373	11/11/2003
6,926,827	8/9/2005
7,175,761	2/13/2007
D538,883	3/20/2007
D541,373	4/24/2007
D570,675	6/10/2008
U.S. Patent Applications

Patent Application No.	Filing Date
61/385,052
61/373,136

Schedule II.D to
the Collateral Agreement
TRADEMARKS OWNED BY AIRTEX PRODUCTS, LP
U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
Airtex	1,121,382	7/3/1979
LC Design only	1,197,688	6/15/1982
Master M Plus Design	1,219,040	12/7/1982
Master M — Small word Master over large M	1,333,153	4/30/1985
Master M Fuel Pump	1,351,583	7/30/1985
Miscellaneous Design Tri-Color (Design Only)	1,410,397	9/23/1986
Airtex Ultraflo	1,966,706	4/9/1996
Airtex Tri-Lingual Label W/O Auto	2,527,366	1/8/2002
AIRTEX & Design	3,564,980	1/20/2009
Non-U.S. Trademark Registrations

Mark	Country	Reg. No.	Reg. Date
AIRTEX	Argentina	1.583.543/ 1.583.545	1965
AIRTEX	Argentina	1.745.677/ 1.812.895	07/22/1999 12/12/2000
AIRTEX	Australia	A131.550	3/27/1957
AIRTEX	Austria	003379542	1/3/2005
AIRTEX	Belgium	003379542	1/3/2005
AIRTEX	Benelux	806709	1/6/2006
AIRTEX	Brazil	821240234	8/4/2003
AIRTEX	Chile	826.325	3/20/1987
AIRTEX	China	Filed Opposition
AIRTEX	Colombia	44.224	1985
AIRTEX	Cyprus	003379542	1/3/2005
AIRTEX	Czech Republic	003379542	1/3/2005
AIRTEX	Denmark	003379542	1/3/2005
AIRTEX	Estonia	003379542	1/3/2005
AIRTEX	Finland	003379542	1/3/2005
AIRTEX	France	003379542	1/3/2005
AIRTEX	Germany	003379542	1/3/2005
AIRTEX	Greece	003379542	1/3/2005
AIRTEX	Hungary	003379542	1/3/2005
AIRTEX	India	150461	1951

Schedule II.D to
the Collateral Agreement

Mark	Country	Reg. No.	Reg. Date
AIRTEX	Iran	32735	11/19/1968
AIRTEX	Ireland	003379542	1/3/2005
AIRTEX	Israel	32720	10/4/1972
AIRTEX	Italy	003379542	1/3/2005
AIRTEX	Latvia	003379542	1/3/2005
AIRTEX	Lithuania	003379542	1/3/2005
AIRTEX	Luxembourg	003379542	1/3/2005
AIRTEX	Malaysia	96014096	3/11/2002
AIRTEX	Malta	003379542	1/3/2005
AIRTEX	Mexico	694469	4/20/2001
AIRTEX	Netherlands	003379542	1/3/2005
AIRTEX	Panama	In Process	In Process
AIRTEX	Peru	54034/ 54730	10/19/1989 08/01/1989
AIRTEX	Philippines	18643	4/11/1973
AIRTEX	Poland	003379542	1/3/2005
AIRTEX	Portugal	003379542	1/3/2005
AIRTEX	Slovakia	003379542	1/3/2005
AIRTEX	Slovenia	003379542	1/3/2005
AIRTEX	South Africa	2008/22151	9/22/2008
AIRTEX	Spain	003379542	1/3/2005
Airtex & Design	Spain	2,283,594	11/20/2000
Airtex Products, S.A.	Spain	223,208	4/26/2000
Airtex Products, S.A. & Design	Spain	2,072,874	3/20/1998
AIRTEX	Sweden	003379542	1/3/2005
AIRTEX	Taiwan	891,947	5/16/2000
AIRTEX	Uruguay	128,575	1973
AIRTEX	Venezuela	75.349F	1973
AIRTEX	United Kingdom	003379542	1/3/2005

Schedule II.D to
the Collateral Agreement
TRADEMARKS OWNED BY ASC INDUSTRIES, INC.
U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
ASC	3,684,859	9/22/2009
ASC & Design	3,684,860	9/22/2009
Non-U.S. Trademark Registrations

Mark	Country	Reg. No.	Reg. Date
Blue Max & Design	Mexico	887,996	6/24/2005
Brummer	Mexico	469,621	7/29/1994
Brummer	Mexico	674,586	10/20/2000
Brummer	Mexico	697,124	4/26/2001
Perfect Coolin	Mexico	604,739	3/30/1999
R by Brummer	Mexico	839,677	6/23/2004
TMM & Design	Mexico	551,704	6/26/1997
T.M.M.	Mexico	492,504	4/19/1995
A	Spain	1,923,409	5/5/1995
LAI & Design	Spain	1,527,610	1/27/1994
LARRAZ AUTOMOCION INDUSTRIAS, S.A.	Spain	156,675	3/16/2001
Brummer & Design	Venezuela	P-238.711	6/28/2002
Brummer Box Design	Venezuela	P-251.890	6/21/2004

Schedule II.D to
the Collateral Agreement
TRADEMARKS OWNED BY CHAMPION LABORATORIES, INC.
U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
ACE & Design	3,804,656	6/15/2010
CHAMP	963,571	7/10/1973
CHAMP	1,130,816	2/12/1980
CHAMP Stylized	808,484	5/17/1966
DIESELPAK	1,083,190	1/24/1978
DISCUS THROWER Design	1,050,522	10/19/1976
ECORE	3,112,400	7/4/2006
FLEETPAK	1,144,053	12/23/1980
IMPERIAL	2,264,534	7/27/1999
KLEENER	970,184	10/9/1973
LEE ON OIL FILTERS	729,180	3/27/1962
LUBERCOOL	951,645	1/30/1973
LUBER-FINER	897,773	9/1/1970
LUBER-FINER Design	1,163,433	8/4/1981
LUBER-FINER and THE DRIVING FORCE IN HEAVY DUTY FILTRATION	3,152,650	10/10/2006
MAXIFILTER	1,029,673	1/6/1976
PETRO CLEAR Design	2,257,935	6/29/1999
PETRODYME	3,259,024	7/3/2007
ROUGHNECK	3,226,590	4/10/2007
SALEM	668,356	10/14/1958
TOTALTEC	3,441,220	6/3/2008
WARNER	1,076,810	11/8/1977
ZGARD	3,058,056	2/7/2006
U.S. Trademark Applications

Mark	Application No.	Filing Date
MXM and Design	76/691,690	7/30/2008
Non-U.S. Trademark Registrations

Mark	Country	Reg. No.	Reg. Date
CHAMP	Argentina	1,842,185	8/30/2001
LUBER-FINER	Argentina	1,945,688	8/14/2003
LUBER-FINER Design	Argentina	1,951,931	10/15/2003
LUBER-FINER	Aruba	21288	6/21/2001

Schedule II.D to
the Collateral Agreement

Mark	Country	Reg. No.	Reg. Date
CHAMP	Australia	A579,186	5/28/1992
LUBER-FINER	Australia	B365214	9/4/1981
LUBER-FINER	Australia	645,465	11/10/1994
CHAMP	Bahamas	21,932	5/29/2001
LUBER-FINER Design	Bahamas	21933	5/29/2001
CHAMP (block)	Barbados	81/14407	12/6/2000
LUBER-FINER Design	Barbados	81/14427	12/1/2000
ECO-FINER	Belarus	12940	10/3/00
CHAMP (block)	Belize	5418.08	6/4/2008
LUBER-FINER	Belize	6493	9/4/1991
LUBER-FINER & Design	Belize	8004	5/21/1998
LUBER-FINER	Bolivia	54998C	7/7/1993
LUBER-FINER	Brazil	813311703	4/29/1997
LUBER-FINER	Canada	UCA08200	1/9/1997
LUBER-FINER	Canada	461,302	8/16/1996
LUBER-FINER Design	Canada	466,146	11/29/1996
CHAMP (block)	Cayman Islands	CTM342675	3/3/2008
LUBER-FINER Design	Cayman Islands	2,047,701	7/25/2002
CHAMP	Chile	753,895	3/20/2006
LUBER-FINER Design	Chile	779,361 (formerly 487,888)	3/24/1998
LUBER-FINER (block)	Colombia	259,289	11/29/2002
LUBER-FINER Design	Colombia	276,435	10/14/2003
CHAMP	Colombia	285,735	7/30/2004
CHAMP	Costa Rica	84,229	10/14/1993
LUBER-FINER	Costa Rica	78,711	3/6/1992
LUBER-FINER Design	Costa Rica	92,467	8/25/1995
PETRO CLEAR Design	Costa Rica	122,487	10/12/2000
LUBER-FINER	Denmark	00035/1993	1/1/1993
CHAMP	Dominica	57/99	6/15/1999
LUBER-FINER	Dominica	61/1999	6/15/1999
CHAMP	Dominican Republic	55,948	1/15/1993
LUBER-FINER	Dominican Republic	73,216	8/15/1994
LUBER-FINER Design	Dominican Republic	80,666	11/15/1995
CHAMP	Ecuador	1-1769-92	6/22/1992
CHAMP Design	Ecuador	1-1958-92	7/28/1992
CHAMPPS	Ecuador	1-406-97	3/12/1997
LUBER-FINER	Ecuador	R2929-2004	9/14/2004
LUBER-FINER Design	Ecuador	446	2/4/1994

Schedule II.D to
the Collateral Agreement

Mark	Country	Reg. No.	Reg. Date
CHAMP	El Salvador	2 Book 129	4/30/2001
LUBER-FINER	El Salvador	199 Book 52	12/21/1996
LUBER-FINER Design	El Salvador	180 Book 187	10/27/2004
PETRO CLEAR Design	El Salvador	232 Book 141	10/17/2001
LUBER-FINER Design	European Union	000209767	4/1/1996
LUBER-FINER (block)	European Union	002734762	6/13/2002
CHAMP	European Union	000342675	8/19/1996
LUBER-FINER Design	Fiji	81849	2/12/1988
LUBER-FINER	France	1,373,248	10/3/1986
LUBER-FINER Design	France	1,373,247	10/3/1986
CHAMP	Guatemala	084,828	4/30/1997
LUBER-FINER	Guatemala	082,346	11/21/1996
LUBER-FINER	Guatemala	080418	9/19/1996
PETRO CLEAR Design	Guatemala	102605	3/20/2000
LUBER-FINER	Guyana	13,899A	7/23/1992
LUBER-FINER & Design	Guyana	15,730A	12/26/2001
LUBER-FINER	Haiti	165-REG132	1/22/2002
LUBER-FINER	Honduras	56,717	1/4/1993
LUBER-FINER Design	Honduras	63,765	1217/1995
PETRO CLEAR Design	Honduras	93,059	1/12/2005
LUBER-FINER in Chinese characters	Hong Kong	B02009	1/31/2000
LUBER-FINER	Hong Kong	553/1995	2/1/1993
LUBER-FINER Design	Hong Kong	552/1995	2/1/1993
ECO-FINER	Hungary	156022	3/24/1999
LUBER-FINER	Hungary	135,337	1/2/1992
LUBER-FINER	Iceland	10/1996	1/25/1996
CHAMP	India	560915	9/26/2006
LUBER-FINER & Design	Indonesia	417,238	10/3/1988
DIESELPAK	Israel	66,059	4/7/1987
LUBER-FINER	Israel	82,172	9/4/1994
LUBER-FINER Design	Israel	79,689	5/9/1991
LUBER-FINER	Italy	442,270	9/1/1986
CHAMP	Jamaica	39465	2/9/1999
LUBER-FINER	Jamaica	B26,862	7/17/1991
LUBER-FINER	Japan	1,867,640	6/27/1996
LUBER-FINER	Malaysia	9300716	2/9/2000
LUBER-FINER Design	Malaysia	9300717	2/9/2000
LUBER-FINER	Mexico	365,764	8/15/1989
LUBER-FINER Design	Mexico	432,867	4/2/1993
LUBER-FINER Design	Mexico	435,700	6/15/1993
PETRO CLEAR Design	Mexico	760,649	8/26/2002
LUBER-FINER	Netherland Antilles	00541	6/21/2001

Schedule II.D to
the Collateral Agreement

Mark	Country	Reg. No.	Reg. Date
CHAMP	New Zealand	B217,593	4/13/1992
CHAMP	Nicaragua	25469CC	4/13/1994
LUBER-FINER	Nicaragua	21,722CC	7/8/1992
LUBER-FINER Design	Nicaragua	33787CC	4/9/1997
LUBER-FINER Design	Nicaragua	31,460 CC	7/15/1996
PETRO-CLEAR Design	Nicaragua	44,754CC	10/4/2000
LUBER-FINER & Design	Norway	225,021	12/2/2004
LUBER-FINER	Norway	153,396	11/26/1992
LUBER-FINER Stylized	Norway	44,574	3/4/1994
CHAMP	Panama	073,155	4/7/1998
LUBER-FINER Design	Panama	070,287	10/4/1995
PETRO CLEAR Design	Panama	103,502	2/1/2001
LUBER-FINER Design	Panama	136,465	7/29/2004
LUBER-FINER Design	Panama	136,466	7/29/2004
LUBER-FINER	Panama	143,494	6/30/2005
LUBER-FINER	Paraguay	155,756	8/7/1992
LUBER-FINER	Peru	0098494	8/10/1992
CHAMP	Peru	0066883	10/13/2000
LUBER-FINER Design	Philippines	59,581	11/21/1994
LUBER-FINER	Poland	78584	10/05/1994
LUBER-FINER Design	Portugal	274,018	4/20/1993
LUBER-FINER & Design in English	P.R.C.	3002878	5/21/2004
CHAMP	P.R.C.	4159750	10/28/2006
LUBER-FINER	Romania	17952	3/19/1992
LUBER-FINER	Singapore	709/93	2/1/1993
LUBER-FINER Design	Singapore	708/93	2/1/1993
LUBER-FINER in Chinese characters	Singapore	T98/04794C	5/27/2003
LUBER-FINER	South Africa	659/54	3/4/1994
LUBER-FINER Logo	South Korea	7033/99	8/12/1999
LUBER-FINER Logo	South Korea	7032/99	8/12/1999
LUBER-FINER	Spain	1,639,212	5/29/1991
CHAMP	St. Lucia	176/1999	6/19/2000
LUBER-FINER Design	St. Lucia	175/1999	7/28/2000
LUBER-FINER	Suriname	13,201	5/13/1992
LUBER-FINER Design	Switzerland	393,502	9/10/1991
LUBER-FINER	Taiwan	641,226	5/16/1994
LUBER-FINER Design	Taiwan	641,293	5/16/1994
LUBER-FINER in Chinese characters	Taiwan	863,849	8/16/1999
LUBER-FINER	Thailand	KOR17702	3/26/1993

Schedule II.D to
the Collateral Agreement

Mark	Country	Reg. No.	Reg. Date
LUBER-FINER	Thailand	KOR17701	3/26/1993
LUBER-FINER	Thailand	KOR31172	6/30/1995
LUBER-FINER	Trinidad & Tobago	31214	6/7/2001
LUBER-FINER	United Kingdom	B1028120	4/17/1974
LUBER-FINER & Design	United Kingdom	2047701	12/6/1995
LUBER-FINER (block)	Uruguay	338,923	5/8/2002
LUBER-FINER Design	Uruguay	326,563	4/5/2001
CHAMP	Uruguay	321,846	11/19/2001
LUBER-FINER Design	Venezuela	P-223357	8/17/2000
LUBER-FINER	Venezuela	167,207	8/19/1994
PETRO-CLEAR Design	Venezuela	P-227175	9/28/2000
Non-U.S. Trademark Applications

Mark	Country	Application No.	Application Date
LUBER-FINER Design	El Salvador	733-95	2/13/1995
LUBER-FINER & Design	India	1690898	5/26/2008
CHAMP (block)	Mexico	878049	8/27/2007
LUBER-FINER & Design	New Zealand	774128	8/17/2007
LUBER-FINER	Panama	063509	10/22/1992
CHAMP	Paraguay	16,575	7/6/2000
LUBER-FINER & Design	Russia	2007725993	8/22/2007
CHAMP	Venezuela	5738-09	4/3/2009
CHAMP	Venezuela	17568-03	11/27/2003
LUBER-FINER and Design	Venezuela	11831-2004	7/28/2004

Schedule II.D to
the Collateral Agreement
TRADEMARKS OWNED BY WELLS MANUFACTURING, L.P.
U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
WELLS	2,215,711	1/5/1999
EWS	3,346,112	11/27/2007
EWS Logo	3,346,113	11/27/2007
SURE YOU CAN	1,818,945	2/1/1994

Schedule II.D to
the Collateral Agreement
TRADE NAMES
UCI Acquisition Holdings (No. 1) Corp
UCI Acquisition Holdings (No. 2) Corp
UCI International
United Components
Airtex Industries
Airtex Products
Airtex
Airtex Automotive
Airtex Automotive Division
Airtex Fuel Delivery Systems
Airtex Products
Airtex XP
Master
Master Parts
ASC Holdco
ASC
Canton Auto Import Sales
ASC Industries
Champion Laboratories
Champ
Kleener
Luberfiner
Petro Clear
UCI — Airtex Holdings
UCI Pennsylvania
UCI-Wells Holdings
Wells Manufacturing
Wells
ACE
Advan-Tech
Airtex Engine Management
Airtex Engine Management Components
Wells
Wells Engine Management
Wells Gold
Wells Manufacturing
Wells Vehicle Electronics

Exhibit A to the
Collateral Agreement
SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20[•] to the Collateral Agreement dated as of January 26, 2011 (the “Collateral Agreement”), among UCI INTERNATIONAL, INC., a corporation organized under the laws of the state of Delaware (as a successor by merger to UNCLE ACQUISITION 2010 CORP, the “Closing Date Borrower”), UCI HOLDINGS LIMITED, a New Zealand limited liability company (“Holdings”), each Subsidiary of Holdings from time to time party thereto (the Closing Date Borrower, each such Subsidiary and Holdings are referred to collectively herein as the “Grantors”) and WILMINGTON TRUST FSB, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
          A. Reference is made to the Credit Agreement dated as of January 26, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Closing Date Borrower, Uncle Acquisition 2010 Corp, Holdings, UCI Acquisition Holdings (No. 1) Corp, UCI Acquisition Holdings (No. 2) Corp, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
          C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents. Section 5.16 of the Collateral Agreement provides that additional [Domestic] [Foreign] Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned [Domestic] [Foreign] Subsidiary (the “New [Domestic] [Foreign] Subsidiary”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
          Accordingly, the Collateral Agent and the New [Domestic] [Foreign] Subsidiary agree as follows:
          SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New [Domestic] [Foreign] Subsidiary by its signature below becomes a [Non-] U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a [Non-] U.S. Grantor and the New [Domestic] [Foreign] Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a [Non-] U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a [Non-] U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New [Domestic] [Foreign] Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New [Domestic] [Foreign] Subsidiary’s right, title and interest in and to the Collateral of the New [Domestic] [Foreign] Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “[Non-] U.S. Grantor” in the Collateral Agreement shall be deemed to include the New [Domestic] [Foreign] Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
          SECTION 2. The New [Domestic] [Foreign] Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New [Domestic] [Foreign] Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New [Domestic] [Foreign] Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information, with respect to such New [Domestic] [Foreign] Subsidiary, required by the Perfection Certificate attached as Exhibit B to the Collateral Agreement and (b) set forth under its signature hereto, is the true and correct legal name of the New [Domestic] [Foreign] Subsidiary and its jurisdiction of organization.
          SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT AND ALL CLAIMS AND CONTROVERSIES IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
          SECTION 9. The New [Domestic] [Foreign] Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.
          SECTION 10. [The New Foreign Subsidiary is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [The grant of security by the New Foreign Subsidiary in respect of obligations of any Person other than its subsidiary is subject to the following limitations: [if limitations are agreed in respect of the New Foreign Subsidiary by the Applicable Authorized Representative, insert limitation wording for relevant jurisdiction that is reasonably satisfactory to the Applicable Authorized Representative.]]

          IN WITNESS WHEREOF, the New [Domestic] [Foreign] Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW [DOMESTIC] [FOREIGN] SUBSIDIARY],
By
Name:
Title: Address: Legal Name: Jurisdiction of Formation:

WILMINGTON TRUST FSB, as Collateral Agent,
By
Name:
Title:

Signature Page to Supplement to Collateral Agreement

A-4

Schedule I to
Supplement No. [•] to the
Collateral Agreement
Collateral of the New [Domestic] [Foreign] Subsidiary
EQUITY INTERESTS

Number and
	Number of	Registered	Class of	Percentage
Issuer	Certificate	Owner	Equity Interest	of Equity Interests
PLEDGED DEBT SECURITIES

Principal
Issuer	Amount	Date of Note	Maturity Date
INTELLECTUAL PROPERTY
[Follow format of Schedule III to the
Collateral Agreement.]
[OTHER INFORMATION REQUIRED BY PERFECTION CERTIFICATE]

Exhibit B to the
Collateral Agreement
FORM OF PERFECTION CERTIFICATE
          Reference is made to the Credit Agreement dated as of January 26, 2011 (the “Credit Agreement”), among Uncle Acquisition 2010 Corp, a Delaware corporation (to be merged with and into UCI International, Inc.) (“Merger Sub”), UCI International, Inc., a Delaware corporation (as a successor by merger to Uncle Acquisition 2010 Corp), UCI Holdings Limited, a New Zealand limited liability company (“Holdings”), UCI Acquisition Holdings (No. 1) Corp, a Delaware corporation, UCI Acquisition Holdings (No. 2) Corp, a Delaware corporation, the Subsidiary Guarantors, the Lenders and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement or U.S. Collateral Agreement. The terms “Grantors”, “Non-U.S. Grantors” and “U.S. Grantors” shall have the meanings given to such terms in the U.S. Collateral Agreement.
          The undersigned hereby certify to the Collateral Agent and each other Secured Party on behalf of the Grantors as follows:
          SECTION 1. Names. (a) Set forth on Schedule 1 is (i) the exact legal name of each Grantor, as such name appears in its certificate of organization or like document and (ii) each other legal name such Grantor has had in the past five years, together with the date of the relevant name change, as well as all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time during the past five years.
          (b) Except as set forth on Schedule 1, no Grantor has changed its identity or corporate structure or entered into a similar reorganization in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. With respect to any such change that has occurred within the past five years, Schedules 1 and 2(a) set forth the information required by Sections 1 and 2(a) of this Certificate as to each acquiree or constituent party to such merger, consolidation or acquisition.
          SECTION 2. Jurisdictions and Locations. (a) Set forth on Schedule 2(a) is (i) the jurisdiction of organization and the form of organization of each Grantor, (ii) the organizational identification number, if any, assigned by such jurisdiction and (iii) the address (including, in the case of U.S. Grantors, the county) of the chief executive office of such Grantor or the registered office of such Grantor, if applicable.
          (b) Set forth on Schedule 2(b) are, with respect to each U.S. Grantor, (i) the names and addresses of all Persons other than such U.S. Grantor that have possession of any material portion of the Collateral of such U.S. Grantor (other than any Collateral

A-4

constituting a license of intellectual property to customers) and (ii) all locations where such U.S. Grantor maintains any books or records relating to any Accounts Receivable.
          SECTION 3. Unusual Transactions. Except for Inventory or Accounts acquired pursuant to mergers, consolidations or acquisitions listed in Section 1(b) hereof, all Accounts have been originated by the U.S. Grantors and all Inventory with an aggregate value in excess of $5,000,000 has been acquired by the U.S. Grantors in the ordinary course of business.
          SECTION 4. File Search Reports. File search reports have been obtained for each U.S. Grantor from each Uniform Commercial Code filing office or its equivalent in such U.S. Grantor’s jurisdiction of organization, and such search reports reflect no liens or charges or other security against any of the Collateral other than those permitted under the Loan Documents.
          SECTION 5. UCC Filings. Financing statements have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each U.S. Grantor is located or, in the case of Non-U.S. Grantors, in Washington, D.C. or in the appropriate foreign filing office, in each case as set forth with respect to such Grantor in Section 2. Set forth on Schedule 5 is a true and correct list of each such filing and the Uniform Commercial Code filing office or foreign filing office in which such filing is to be made.
          SECTION 6. Stock Ownership and other Equity Interests. (a) Set forth on Schedule 6 is a true and correct list, for each U.S. Grantor, of all the issued and outstanding stock, partnership interests, limited liability company membership interests, shares or other Equity Interests (as such term is defined in the Credit Agreement) of any Subsidiary owned, beneficially or of record, by such U.S. Grantor, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Equity Interests.
          (b) Set forth on Schedule 6 is a true and correct list, for each Non-U.S. Grantor, of all the issued and outstanding stock, partnership interests, limited liability company membership interests, shares or other Equity Interests (as such term is defined in the Credit Agreement) of any Domestic Subsidiary owned, beneficially or of record, by such Non-U.S. Grantor, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Equity Interests.
          SECTION 7. Debt Instruments. Set forth on Schedule 7 is a true and correct list, for each Grantor, of all promissory notes and other Instruments (as defined in the U.S. Collateral Agreement) owned by such Grantor that are required to be pledged under the Security Documents, including all intercompany notes between or among Holdings and its Subsidiaries, specifying the creditor and debtor thereunder and the outstanding principal amount thereof.

          SECTION 8. Mortgaged Property and Mortgage Filings. Set forth on Schedule 8 is a true and correct list of (a) each Mortgaged Property as of the date hereof and (b) with respect to each such Mortgaged Property, (i) the exact name of the Person that owns such property as such name appears in its certificate of organization or like document, (ii) if different from the name identified pursuant to clause (i) above, the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to clause (iii) below and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.
          SECTION 9. Intellectual Property. (a) Set forth on Schedule 9(a) is a true and correct list, with respect to each U.S. Grantor, of all U.S. registered Copyrights and U.S. Copyright applications owned by such U.S. Grantor, including the name of the registered owner, title and the registration number (if already registered) or application number, all in proper form for filing with the United States Copyright Office.
          (b) Set forth on Schedule 9(b) is a true and correct list, with respect to each U.S. Grantor, of all U.S. Patents and U.S. Patent applications owned by such U.S. Grantor, including the name of the registered owner and registration or application number of each such U.S. Patent and U.S. Patent application, all in proper form for filing with the United States Patent and Trademark Office.
          (c) Set forth on Schedule 9(c) is a true and correct list, with respect to each U.S. Grantor, of all U.S. registered Trademarks and U.S. registered Trademark applications owned by such U.S. Grantor, including the name of the registered owner and the registration or application number of each such U.S. registered Trademark and U.S. registered Trademark application, all in proper form for filing with the United States Patent and Trademark Office.
          SECTION 10. Commercial Tort Claims. Set forth on Schedule 10 is a true and correct list of commercial tort claims in excess of $500,000 held by any U.S. Grantor, including a brief description thereof.
          SECTION 11. Deposit Accounts. Attached hereto as Schedule 11 is a true and correct list of deposit accounts maintained by each U.S. Grantor, including the name and address of the depositary institution, the type of account and the account number.
          SECTION 12. Securities Accounts. Attached hereto as Schedule 12 is a true and correct list of securities accounts maintained by each U.S. Grantor, including the name and address of the intermediary institution, the type of account and the account number.

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this 26th day of January 2011.

UNCLE ACQUISITION 2010 CORP,
by
Name:
	Title:	[Responsible Officer]

UCI HOLDINGS LIMITED,
by
Name:
	Title:	[Responsible Officer]

[NAMES OF SUBSIDIARY GUARANTORS],
by
Name:
	Title:	[Responsible Officer]